UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2026

TACTILE SYSTEMS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37799	41-1801204
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3701 Wayzata Blvd, Suite 300, Minneapolis, MN 55416

(Address of principal executive offices) (Zip Code)

(612) 355-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	TCMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As further described below in Item 5.07 of this Current Report on Form 8-K, on May 6, 2026, at the Annual Meeting of Stockholders of Tactile Systems Technology, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to provide that directors may be removed in a manner consistent with Delaware law. On May 6, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation that sets forth the Amendment (the “Certificate of Amendment”).

A description of the Amendment is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2026 (the “Proxy Statement”) in the section entitled “Proposal 4 – Approval of an Amendment to our Amended and Restated Certificate of Incorporation to Provide that Directors May Be Removed in a Manner Consistent with Delaware Law.” The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation, as amended by the Amendment, is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 6, 2026, the Company held its 2026 Annual Meeting of Stockholders and the Company’s stockholders voted on the following matters:

Election of Directors

The following nominees were elected to serve as directors for a term that will last until the Company’s 2027 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The number of votes cast for and withheld from each nominee and the number of broker non-votes with respect to each nominee were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
William W. Burke	15,377,180	434,882	3,011,527
Valerie L. Asbury	15,637,841	174,221	3,011,527
Sheri L. Dodd	15,564,050	248,012	3,011,527
Raymond O. Huggenberger	15,585,716	226,346	3,011,527
Laura G. King	15,753,768	58,294	3,011,527
Andrea A. Pearson	15,753,524	58,538	3,011,527
D. Brent Shafer	15,706,769	105,293	3,011,527
Carmen B. Volkart	15,749,989	62,073	3,011,527
B. Vindell Washington	15,477,784	334,278	3,011,527

Ratification of the Selection of Grant Thornton LLP as the Company’s Independent Auditor for 2026

The Company’s stockholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by voting as follows:

For	Against	Abstain	Broker Non-Votes
18,499,882	126,747	196,960	N/A

Advisory Vote on Approval of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by voting as follows:

For	Against	Abstain	Broker Non-Votes
15,375,172	376,801	60,089	3,011,527

Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation

The Company’s stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide that directors may be removed in a manner consistent with Delaware law by voting as follows:

For	Against	Abstain	Broker Non-Votes
14,870,767	934,687	6,608	3,011,527

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated May 6, 2026

3.2	Amended and Restated Certificate of Incorporation, conformed version reflecting all amendments through May 6, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TACTILE SYSTEMS TECHNOLOGY, INC.

Date: May 7, 2026	By:	/s/ Elaine M. Birkemeyer
Elaine M. Birkemeyer
Chief Financial Officer